UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          February 2, 2010

Cowlitz Bancorporation

(Exact Name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-23881 (Commission File Number)	91 - 529841 (IRS Employer Identification No.)

927 Commerce Ave. Longview, Washington 98632 Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 360-423-9800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

                On February 2, 2010, Cowlitz Bancorporation issued a press release announcing financial results for the fourth quarter and the year ended December 31, 2009.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
99.1 Press Release

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2010	COWLITZ BANCORPORATION (Registrant) By: /s/ Gerald L. Brickey Gerald L. Brickey Chief Financial Officer